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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MARCH 2, 1998
                              (FEBRUARY 18, 1998)

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


  MARYLAND                           1-12844                    58-1468053
(State or Other                 (Commission File             (I.R.S. Employer
Jurisdiction of                      Number)                  Identification
Incorporation)                                                    Number)


       359 EAST PACES FERRY ROAD
       SUITE 400
       ATLANTA, GEORGIA                                            30305
    (Address of Principal Executive Offices)                     (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)



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ITEM 5.  OTHER EVENTS.

     On February 18, 1998, the Company entered into a terms agreement with A.G. Edwards & Sons, Inc. (the "Underwriter") relating to the sale by the Company to the Underwriter of 598,131 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at a price of $31.7675 per share. The related Underwriting Agreement, dated July 30, 1997, was filed as an exhibit to the Company's Current Report on Form 8-K filed on August 1, 1997. This offering closed on February 23, 1998. The Underwriter purchased the Common Stock for resale to the sponsor of a newly formed unit investment trust (the "Trust") at an aggregate purchase price of $19,201,142, resulting in an aggregate underwriting discount of $200,015, for deposit into the Trust in exchange for units of the Trust. The initial public offering price for the units of the Trust was based on the net asset value of securities in the Trust; for purposes of this calculation, the value of the Common Stock was $33.4375, the last reported sale price of the Common Stock on the New York Stock Exchange on February 18, 1998.

     A registration statement relating to the Common Stock has been filed with the Securities and Exchange Commission and was declared effective on October 30, 1997.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.

  Exhibit No.                            Description
  -----------                            -----------
       1           Terms Agreement dated February 18, 1998 by and between the Company and A.G. Edwards & Sons, Inc. and related Underwriting Agreement
                   (Underwriting Agreement filed as Exhibit 1.1 to the Company's Current
                   Report on Form 8-K filed on August 1, 1997 and incorporated herein by reference)

       5           Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       8           Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       23          Consent of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company (included in Exhibits 5 and 8)




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JDN REALTY CORPORATION



                                       By:    /s/ William J. Kerley
                                              ----------------------------------
                                              William J. Kerley
                                              Chief Financial Officer

Date:  February 27, 1998


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                                INDEX TO EXHIBITS

  Exhibit No.                         Description
  -----------                         -----------
       1           Terms Agreement dated February 18, 1998 by and between the Company and A.G. Edwards & Sons, Inc. and related Underwriting Agreement
                   (Underwriting Agreement filed as Exhibit 1.1 to the Company's Current
                   Report on Form 8-K filed on August 1, 1997 and incorporated herein by reference)

       5           Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       8           Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       23          Consent of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company (included in Exhibits 5 and 8)